CHINA DIRECT INDUSTRIES, INC. ANNOUNCES MANAGEMENT RESTRUCTURING AS THE COMPANY FOCUSES ON ITS CHINA OPERATIONS

Deerfield Beach, FL – January 26, 2009 - China Direct, Inc., d/b/a China Direct Industries, Inc. (NASDAQ: CDII), a U.S. company that manages a portfolio of Chinese entities, announced today it has undertaken a management restructuring including several important changes to its senior management and board of directors as it focuses on operating its magnesium and basic industry segments in China. China Direct Industries believes these changes strengthen its ability to effectively grow its businesses in China in a challenging worldwide economic environment as it seeks to become the global leader in the production and distribution of pure magnesium.

Management of China Direct Industries is pleased to announce the addition of Andrew Weeraratne as its Chief Financial Officer.  China Direct Industries has added 10 operating subsidiaries since the fourth quarter of 2006 and has invested a substantial portion of its personnel and financial resources in both the U.S. and China in the area of financial management.  Mr. Weeraratne will help to provide a renewed focus and leadership for China Direct Industries as it seeks to expand its operations in China and improve operating results.  Mr. Weeraratne has over 25 years experience in public and corporate accounting.  In addition to almost a decade of experience running his own private CPA firm in Washington D.C., he has served as the CFO of National Lampoon, Inc. and as controller for Beachport Entertainment.  Mr. Weeraratne worked with the Embassy of the United States of America in Iraq as a financial advisor to form an Iraqi Accounting Association and introduced International Accounting Standards to Iraq as part of a plan to privatize State owned enterprises after the Iraq war.  Mr. Weeraratne is experienced in all phases of accounting, finance and investment, including internal controls, financial management, securities analysis and international business management.

Commenting on his hire, Mr. Weeraratne stated “With an extensive knowledge in accounting and global investments, I am taking on the role of CFO with an eye toward significant growth potential.  I believe China Direct Industries, with its unique and timely business model coupled with a prudent and experienced management team is poised to become the leading player in pure magnesium and further strengthen its place in other basic industry groups in China as the country continues to emerge in the global marketplace. China Direct Industries has solid internal controls and intelligent financial management in place, which is critical to our success.  I believe the coming years will be pivotal as uncertain times create significant opportunities.  Our goal is to prepare China Direct Industries to be a major player as we enter the next expansion phase of the global economy.”

In an effort to further strengthen its overall corporate decision making capabilities, China Direct Industries has named Yuwei Huang as Executive Vice President for its magnesium segment and has been appointed as a member of its board of directors.  Mr. Huang, who has substantial expertise in magnesium production and distribution, has served as General Manager of China Direct Industries’ Chang Magnesium subsidiary since June 2006.  Mr. Huang is a pioneer in the magnesium industry in China bringing a wealth of knowledge to the senior management level.  Mr. Huang also serves as General Manager of Taiyuan Yiwei Magnesium Industry Co., Ltd. since founding the company in 1999 and serves in various positions with its affiliated entities.  Mr. Haung owns interests in seven magnesium facilities, a magnesium alloy facility and a magnesium powder desulphurization reagent facility, all located in China.

Additionally, China Direct Industries has named Philip Shen, Ph.D. as an independent member of the board of directors.  Dr. Shen, born and raised in China, is a twenty year veteran of Leggett & Platt, a Fortune 500 company listed on the New York Stock Exchange.  Dr. Shen most recently served as president of Leggett & Platt’s Asia Pacific operations.  Leggett & Platt is a diversified manufacturer that conceives, designs and produces a broad variety of engineered components and products for customers worldwide.  Dr. Shen possesses three decades of high level experience in international sales and marketing, manufacturing, mergers/acquisitions, cross border investment, combined with his cultural background and fluency in Chinese dialects.  China Direct Industries believes Dr. Shen’s unique qualifications will make him a valuable addition to the board of directors.

China Direct Industries also accepted the resignation of Marc Siegel as President and as a member of its board of directors.  Mr. Siegel co-founded China Direct Industries in 2005 and was responsible for its U.S. based consulting operations.  Mr. Siegel will remain with China Direct Industries in 2009 as a consultant assisting its client companies in matters relating to financing, mergers and acquisitions and business development.  The move will result in a significant cost savings for China Direct Industries in 2009 and beyond.

Commenting on the management changes, Dr. Wang, Chairman and CEO of China Direct Industries stated “We are entering a new phase of our corporate evolution and I am excited to welcome Yuwei and Andrew to our senior management team as well as Yuwei and Philip to our board of directors which now consists of four independent directors and two inside directors.  Understanding the intricacies of operating Chinese businesses is crucial to our long term success and I am confident their wealth of experience in business operations in China will provide the company with strong leadership as we position the company for the future.  Management intends to continue its efforts on a strategy of a controlled and prudent expansionary policy while building a foundation of solid internal controls and efficient accounting and financial management procedures.”

Dr. Wang continued, “I would also like to take this opportunity to thank Marc Siegel for his service and dedication to the company.  His tireless efforts enabled us to achieve great success and helped place us on a strong financial footing.  I am confident his commitment to our company will continue as he assists our client companies with their financing and business development needs.  As a major stockholder of the company, I believe Marc’s new role will enable him to focus on those areas where his abilities can make the greatest contribution to the long term benefit of our company and that Marc took this into consideration in making this timely decision.  Marc has consistently worked in the best interest of our company and its shareholders and I look forward to continuing working with him in this important role.”  Dr. Wang concluded, “I remain firmly committed to fulfilling our goal of being the leading producer of magnesium in China.”

About China Direct, Inc. d/b/a China Direct Industries, Inc.

China Direct, Inc., d/b/a China Direct Industries, Inc. (NASDAQ: CDII), is a U.S. owned, rapidly growing holding company operating in China in two core business segments, pure magnesium production and distribution and distribution of basic material production in China.  The Company also provides advisory services to China based companies in competing in the global economy.  Headquartered in Deerfield Beach, Florida, China Direct operates 10 subsidiaries throughout China. This infrastructure creates a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. For more information about China Direct, please visit http://www.cdii.net.

Contact Information:

China Direct Industries, Inc.
Richard Galterio or Lillian Wong Phone: 954-363-7333
Email: rgalterio@cdii.net
lwong@cdii.net

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Direct Industries, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations about our future success, the success of financing, and our ability to identify and close acquisitions of operating companies in China in a cost effective manner that enhance our financial condition.  We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our reports on Form 10-Q.